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                                                                   EXHIBIT 10.18

Viacom Inc
1515 Broadway
New York NY 10036-5794

William A. Roskin
Senior Vice President
Human Resources and Administration

Tel 212 258 6230
Fax 212 846 1716

                                                                          VIACOM

                                            December 1, 1998

Michael K. Roemer
4145 Shenandoah
Dallas, TX 75205

Dear Michael:

     This is to confirm our understanding that your employment agreement dated as of June 1, 1998 shall be amended to change the last day of the employment term from May 31, 2001 to May 31, 2002. Except as amended hereby, your employment agreement shall remain in full force and effect.

     Please sign and return the attached copy of this letter to indicate your agreement with the foregoing.


                                        Very truly yours,


                                        /s/ WILLIAM ROSKIN


ACCEPTED AND AGREED:

/s/ Michael K. Roemer
-------------------------
Michael K. Roemer